Exhibit 10.6

THERAVANCE BIOPHARMA, INC.

2013 EMPLOYEE SHARE PURCHASE PLAN

(AS ADOPTED TO BE EFFECTIVE ON THE REGISTRATION DATE)

THERAVANCE BIOPHARMA, INC.

2013 EMPLOYEE SHARE PURCHASE PLAN

SECTION 1.        PURPOSE OF THE PLAN.

The Board adopted the Plan effective as of the Registration Date.  The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Shares from the Company on favorable terms.

SECTION 2.                         ADMINISTRATION OF THE PLAN.

(a)                                 Committee Composition.  The Committee shall administer the Plan; provided, however, that in the alternative, the Board may administer the Plan.  The Committee shall consist exclusively of one or more members of the Board, who shall be appointed by the Board.

(b)                                 Committee Responsibilities.  The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan.  The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan.  The Committee’s determinations under the Plan shall be final and binding on all persons.

SECTION 3.                         SECURITIES OFFERED UNDER THE PLAN.

(a)                                 Authorized Shares.  The number of Shares available for purchase under the Plan shall be 857,142 Common Shares (subject to adjustment pursuant to Subsection (b) below).  On January 1st of each year, commencing with January 1, 2015 and ending on (and including) January 1, 2033, the aggregate number of Shares available for purchase under the Plan shall automatically increase by a number equal to the least of (a) 1% of the total number of Common Shares outstanding on December 31st of the prior year, (ii) 571,428 Common Shares (subject to adjustment pursuant to Subsection (b) below) or (c) a number of Common Shares determined by the Board.  Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

(b)                                 Anti-Dilution Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares or other securities or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other similar change in the corporate structure of the Company affecting the Shares and effected without receipt or payment of consideration by the Company occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, there will be a proportionate adjustment of the number and class of Shares that may be delivered under the Plan, the Purchase Price per share and the number of Shares covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 3(a) and 9(c).

(c)                                  Reorganizations.  Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization, the Plan may be continued or assumed by the surviving corporation or its parent corporation.  If such acquirer refuses to continue or assume the Plan then, immediately prior to the effective time of the Corporate Reorganization, any Offering Period then in progress shall terminate and a new Purchase Date for each such Offering Period will be set immediately prior to the effective time of the Corporate Reorganization. In the event a new Purchase Date is set under this Section 3(c), Participants will be given notice of the new Purchase Date.  The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 4.                         ENROLLMENT AND PARTICIPATION.

(a)                                 Offering Periods.

(i)                                     Base Offering Periods.  The Committee may establish Offering Periods of such frequency and duration as it may from time to time determine as appropriate (the “Base Offering Periods”); provided that a Base Offering Period shall in no event be longer than 27 months (or such other period as may be imposed under applicable tax law).  The Base Offering Periods are intended to qualify under Code Section 423.  Unless changed by the Committee, the Plan shall operate such that two overlapping Base Offering Periods shall commence in each calendar year, each of 24 months’ duration commencing on each May 16 and November 16.  The Committee may determine that the first Base Offering Period applicable to the Eligible Employees of a new Participating Company shall commence on any date specified by the Committee.  The Committee shall determine when the first Base Offering Period will commence.

(ii)                                  Additional Offering Periods.  At the discretion of the Committee, additional Offering Periods may be conducted under the Plan (the “Additional Offering Periods”).  Such Additional Offering Periods may, but need not, qualify under Code Section 423.  The Committee shall determine the commencement and duration of each Additional Offering Period, and Additional Offering Periods may be consecutive or overlapping.  The other terms and conditions of each Additional Offering Period shall be those set forth in this Plan document, with such changes or additional features as the Committee determines necessary to comply with local law.

(iii)                               Separate Offerings.  Each Base Offering Period and Additional Offering Period conducted under the Plan is intended to constitute a separate “offering” for purposes of Code Section 423.

(iv)                              Equal Rights and Privileges.  To the extent an Offering Period is intended to qualify under Code Section 423, all participants in such Offering Period shall have the same rights and privileges with respect to their participation in such Offering Period in accordance with Code Section 423 and the regulations thereunder except for differences that may be mandated by local law and are consistent with the requirements of Code Section 423(b)(5).

(b)                                 Purchase Periods.  Unless changed by the Committee, the Plan shall operate such that two Purchase Periods shall commence in each calendar year, each of six months’ duration, commencing on each May 16 and November 16, and ending on the earliest of the next November 15 and May 15, respectively.  The Committee may determine that the first Purchase Period applicable to the Eligible Employees of a new Participating Company shall commence on any date specified by the Committee.

(c)                                  Enrollment.  In the case of any individual who qualifies as an Eligible Employee on the first day of any Offering Period, he or she may elect to become a Participant on such day by filing the prescribed enrollment form with the Company.  The enrollment form shall be filed at the prescribed location at least 10 business days (or such other period as the Committee or its designee may designate) prior to such day.

(d)                                 Duration of Participation.  Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she:

(i)                                     Reaches the end of the Offering Period or Purchase Period, as applicable, in which his or her employee contributions were discontinued under Section 5(c) or 9(b);

(ii)                                  Withdraws from the Plan under Section 6(a); or

(iii)                               Ceases to be an Eligible Employee.

A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in a later calendar year, if he or she then is an Eligible Employee.  In all other cases, a former Participant may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

(e)                                  Applicable Offering Period.  For purposes of calculating the Purchase Price under Section 8(b), the applicable Offering Period shall be determined as follows:

(i)                                     Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment for a subsequent Offering Period under Paragraph (ii) or (iii) below.

(ii)                                  In the event that the Fair Market Value of a Share on the last trading day before the commencement of the Offering Period for which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

(iii)                               Any other provision of the Plan notwithstanding, the Company (at its sole discretion) may determine prior to the commencement of any new Offering Period that all Participants shall be re-enrolled for such new Offering Period.

(iv)                              When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 5.                         EMPLOYEE CONTRIBUTIONS.

(a)                                 Commencement of Payroll Deductions.  A Participant may purchase Shares under the Plan solely by means of payroll deductions.  Payroll deductions shall commence as soon as reasonably practicable after the Company has received the prescribed enrollment form.

(b)                                 Amount of Payroll Deductions.  An Eligible Employee shall designate on the prescribed enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Shares.  Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.

(c)                                  Reducing Withholding Rate or Discontinuing Payroll Deductions.  If a Participant wishes to reduce his or her rate of payroll withholding, such Participant may do so by filing a new enrollment form with the Company at the prescribed location at any time.  The new withholding rate shall be effective as soon as reasonably practicable after the Company has received such form.  The new withholding rate may be 0% or any whole percentage of the Participant’s Compensation, but not more than his or her old withholding rate.  No Participant shall make more than two elections under this Subsection (c) during any Purchase Period.  (In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).)

(d)                                 Increasing Withholding Rate.  If a Participant wishes to increase his or her rate of payroll withholding, such Participant may do so by filing a new enrollment form with the Company at the prescribed location at any time.  The new withholding rate may be effective on the first day of the next-upcoming Offering Period in which the Participant participates, provided that the Participant has filed the enrollment form with the Company at the prescribed location at least 10 business days (or such other period as the Committee or its designee may designate) prior to such day.  The new withholding rate may be any whole percentage of the Participant’s Compensation, but not less than 1% nor more than 15%.  An increase in a Participant’s rate of payroll withholding may not take effect during an Offering Period.

SECTION 6.                         WITHDRAWAL FROM THE PLAN.

(a)                                 Withdrawal.  A Participant may elect to withdraw from the Plan (or, if applicable, from an Offering Period) by filing the prescribed form with the Company at the prescribed location at any time before a Purchase Date.  As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan

Account with respect to such Offering Period shall be refunded to him or her in cash, without interest.  No partial withdrawals from an Offering Period shall be permitted.

(b)                                 Re-Enrollment After Withdrawal.  A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c).  Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7.                         CHANGE IN EMPLOYMENT STATUS.

(a)                                 Termination of Employment.  Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a).  (A transfer from one Participating Company to another shall not be treated as a termination of employment provided that each Participating Company is then participating in the same Offering Period.)

(b)                                 Leave of Absence.  For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing.  Employment, however, shall be deemed to terminate on the first day following three months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work.  Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c)                                  Death.  In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate.  Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

SECTION 8.                         PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a)                                 Plan Accounts.  The Company shall maintain a Plan Account on its books in the name of each Participant.  Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account.  Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes.  No interest shall be credited to Plan Accounts.

(b)                                 Purchase Price.  The Purchase Price for each Share purchased on a Purchase Date shall be the lower of:

(i)                                     85% of the Fair Market Value of such share on the first day of the applicable Offering Period (as determined under Section 4(e)); or

(ii)                                  85% of the Fair Market Value of such share on the Purchase Date.

(c)                                  Number of Shares Purchased.  On each Purchase Date, each Participant shall be deemed to have elected to purchase the number of Shares calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Offering Period in accordance with Section 6(a).  The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account.  The foregoing number of Shares purchasable by a Participant are subject to the limitations set forth in Section 9.  The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

(d)                                 Available Shares Insufficient.  In the event that the aggregate number of shares that all Participants elect to purchase with respect to a particular Purchase Period exceeds (i) the number of Shares that were available under Section 3 above for sale under the Plan on the first day of the applicable Offering Period, or (ii) the number of shares that were available under Section 3 above for sale under the Plan on the applicable Purchase Date, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction.  The numerator of such fraction is the number of shares that such Participant has elected to purchase, and the denominator of such fraction is the number of shares that all Participants have elected to purchase.  The Company may make a pro rata allocation of the shares available on the first day of an applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such date.  In the event of a pro-rata allocation under this Section (d), the Committee may determine in its discretion to continue all Offering Periods then in effect or terminate all Offering Periods then in effect pursuant to Section 14.

(e)                                  Issuance of Shares.  The Shares purchased by a Participant under the Plan may be registered in the name of such Participant, or jointly in the name of such Participant and his or her spouse as joint tenants with the right of survivorship or as community property (with or without the right of survivorship).  The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.  (The two preceding sentences shall apply whether or not the Participant is required to pay income tax in the United States.)

(f)                                   Tax Withholding.  To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Company shall not be required to issue any Shares under the Plan until such obligations, if any, are satisfied.

(g)                                  Unused Cash Balances.  Subject to the final sentence of Section 8(c), an amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Purchase Period.  Any amount remaining in the Participant’s Plan Account that represents the Purchase

Price for whole shares that could not be purchased by reason of Subsections (c) or (d) above or Section 9(b) shall be refunded to the Participant in cash, without interest.

(h)                                 Shareholder Approval.  Any other provision of the Plan notwithstanding, no Shares shall be purchased under the Plan unless and until the Company’s shareholders have approved the adoption of the Plan.

SECTION 9.                         PLAN LIMITATIONS.

(a)                                 Five Percent Limit.  Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Shares under the Plan if such Participant, immediately after his or her election to purchase such Shares, would own shares possessing more than 5% of the total combined voting power or value of all classes of securities of the Company or any parent or Subsidiary of the Company, determined in accordance with applicable tax law.

(b)                                 Dollar Limit.  Any other provision of the Plan notwithstanding, no Participant shall purchase Shares with a Fair Market Value in excess of the following limit:

(i)                                     In the case of Shares purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Shares that the Participant previously purchased under the Plan in the current calendar year.

(ii)                                  In the case of Shares purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Shares that the Participant previously purchased under the Plan in the current calendar year and in the immediately preceding calendar year.

(iii)                               In the case of Shares purchased during an Offering Period that commenced in the second calendar year before the current calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Shares that the Participant previously purchased under the Plan in the current calendar year and in the immediately preceding two calendar years.

For all purposes under this Subsection (b), (A) the Fair Market Value of Shares shall be determined as of the beginning of the Offering Period in which such Shares are purchased; and (B) this Plan shall be aggregated with any other employee share purchase plans of the Company (or any parent or Subsidiary of the Company) described in Code Section 423.  If a Participant is precluded by this Subsection (b) from purchasing additional Shares under the Plan, then his or her employee contributions shall automatically be discontinued and shall automatically resume at the beginning of the next Offering Period with a scheduled Purchase Date in the next calendar year, provided that he or she is an Eligible Employee at the beginning of such Offering Period.

(c)                                  Purchase Period Share Purchase Limit.  Any other provision of the Plan notwithstanding, no Participant shall purchase more than 4,000 Shares with respect to any Purchase Period; provided that the Committee may, for future Offering Periods, increase or decrease in its absolute discretion, the maximum number of Shares that a Participant may purchase during each Purchase Period.

SECTION 10.                  RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant’s interest in any Shares or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution.  If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11.                  NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12.                  NO RIGHTS AS A SHAREHOLDER.

A Participant shall have no rights as a shareholder with respect to any Shares that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date and until the Participant has been registered as the holder of such Shares on the register of members of the Company.

SECTION 13.                  SECURITIES LAW REQUIREMENTS.

Shares shall not be issued, and the Company shall have no liability for failure to issue Shares, under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 14.                  AMENDMENT OR DISCONTINUANCE.

(a)                                 General Rule.  The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 3(b) or (c)). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase Shares will be returned to the Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.

(b)                                 Committee’s Discretion.  Without shareholder consent and without limiting Section 14(a), the Committee will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as it determines in its sole discretion advisable which are consistent with the Plan.

(c)                                  Accounting Consideration.  In the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)                                     Amending the Plan to conform with the safe harbor definition under Financial Accounting Standards Board Accounting Standards Codification Topic 718, including with respect to an Offering Period underway at the time;

(ii)                                  Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(iii)                               Shortening any Offering Period by setting a new Purchase Date, including an Offering Period underway at the time of the Committee’s action;

(iv)                              Reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions; and

(v)                                 Reducing the maximum number of Shares a Participant may purchase during any Purchase Period.

Such modifications or amendments will not require shareholder approval or the consent of any Plan Participants.

(d)                                 Shareholder Approval.  Except as provided in Section 3, any increase in the aggregate number of Shares that may be issued under the Plan shall be subject to the approval of the Company’s shareholders.  In addition, any other amendment of the Plan shall be subject to the approval of the Company’s shareholders to the extent required under Section 14(e) or by any applicable law or regulation.

(e)                                  Plan Termination.  The Plan shall terminate automatically 20 years after its adoption by the Board, unless (i) the Plan is extended by the Board and (ii) the extension is approved within 12 months by a vote of the shareholders of the Company.

SECTION 15.                  DEFINITIONS.

(a)                                 “Board” means the Board of Directors of the Company, as constituted from time to time.

(b)                                 “Code” means the Internal Revenue Code of 1986, as amended.

(c)                                  “Committee” means a committee of the Board, as described in Section 2.

(d)                                 “Company” means Theravance Biopharma, Inc., a Cayman Islands exempted limited liability company.

(e)                                  “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under Code Sections 401(k) or 125.  “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to equity compensation awards of the Company, and similar items.  The Committee shall determine whether a particular item is included in Compensation.

(f)                                   “Corporate Reorganization” means:

(i)                                     The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

(ii)                                  The sale, transfer or other disposition of all or substantially all of the Company’s shares or assets or the complete liquidation or dissolution of the Company.

(g)                                  “Eligible Employee” means a common law employee of a Participating Company who is customarily employed for more than five months per calendar year.  The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her.

(h)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)                                     “Fair Market Value” means the price at which a Share was last sold in the principal U.S. market for the Shares on the applicable date or, if the applicable date was not a trading day, on the last trading day prior to the applicable date.  If the Shares are no longer traded on a public U.S. securities market, the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.  The Committee’s determination shall be conclusive and binding on all persons.

(j)                                    “Offering Period” means any period, including Base Offering Periods and Additional Offering Periods, with respect to which the right to purchase Shares may be granted under the Plan, as determined pursuant to Section 4(a).

(k)                                 “Participant” means an Eligible Employee who participates in the Plan, as provided in Section 4.

(l)                                     “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(m)                             “Plan” means this Theravance Biopharma, Inc. 2013 Employee Share Purchase Plan, as it may be amended from time to time.

(n)                                 “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(o)                                 “Purchase Date” means the last trading day of a Purchase Period.

(p)                                 “Purchase Period” means a period within an Offering Period (which for an Offering Period with only a single Purchase Period would be coterminous with the Offering Period) during which contributions may be made toward the purchase of Shares under the Plan, as determined pursuant to Section 4(b).

(q)                                 “Purchase Price” means the price at which Participants may purchase Shares under the Plan, as determined pursuant to Section 8(b).

(r)                                    “Registration Date” means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission pursuant to Form 10.

(s)                                   “Shares” means the Common Shares of the Company.

(t)                                    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.